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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                  AMENDMENT #2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 20, 2004



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                           0-9036              23-0787-699
--------------------------------         -----------        -----------------
State or other Jurisdiction              Commission         I.R.S. Employer
of Incorporation or Organization         File Number        Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (215) 333-9000


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 2004, Lannett Company, Inc. (the "Company" or Lannett") entered into an agreement with Jerome Stevens Pharmaceuticals, Inc. (JSP) for the Company's exclusive distribution rights in the United States to the current line of JSP products, in exchange for four million (4,000,000) shares of the Company's common stock. According to the agreement, which has a term of ten years, JSP will supply Lannett with Butalbital with Aspirin, Caffeine and Codeine Phosphate capsules ("BACC"), Digoxin tablets ("Digoxin") and
Levothyroxine Sodium tablets, sold under the generic name and the brand name
"Unithroid" ("Levothyroxine"). For the purposes hereof, BACC, Digoxin and
Levothyroxine are collectively referred to as the "Products." During the term of the agreement, the Company is required to use commercially reasonable efforts to purchase minimum dollar quantities of JSP's products being distributed by the Company. The minimum quantity to be purchased in the first year of the agreement is $15 million. Thereafter, the minimum quantity to be purchased increases by $1 million per year of the contract--up to $24 million for the last year of the ten-year contract. The obligation of LCI to issue the four million (4,000,000) shares was subject to the receipt of a fairness opinion issued by a recognized and reputable investment banking firm (the "Investment Banker") in opining that the issuance of the four million (4,000,000) shares and the resulting dilution of the ownership interest of Lannett's minority shareholders was fair to such shareholders in view of the Products' contribution or potential contribution to Lannett's profitability. On April 20, 2004, the Investment Banker, which was selected by the independent Directors of Lannett's Board, opined that the issuance of the four million (4,000,000) shares and the resulting dilution of the ownership interest of Lannett's minority shareholders was fair to such shareholders in view of the Products' contribution or potential contribution to Lannett's profitability. As such, the Company is obliged to issue the four million (4,000,000) shares to JSP, or its designees. The Company has also agreed to file a registration statement registering the four million (4,000,000) shares. The agreement and the Company's press release regarding the agreement are included in this Form 8-K, as Exhibits 2.1 and 99.1, respectively. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (C)      Exhibits

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



2.1 (Note A)                         Agreement dated March 23, 2004 by    Filed Herewith                 Pages 6-13
                                     and between Lannett Company, Inc.
                                     and Jerome Stevens
                                     Pharmaceuticals, Inc.
------------------------------------ ------------------------------------ ------------------------------ -------------
99.1                                 May 5, 2004 Press Release.           Filed Herewith                 Pages 14-16




Note A: Portions of Exhibit 2.1 have been omitted pursuant to a request for confidential treatment. A complete copy of Exhibit 2.1, including redacted portions thereof, has been filed with the Securities and Exchange Commission.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                LANNETT COMPANY, INC

                                                By:  /s/ Larry Dalesandro
                                                   -----------------------
                                                   Chief Financial Officer

Date:  August 27, 2004



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                                  EXHIBIT INDEX


2.1 (Note A)                         Agreement dated March 23, 2004 by    Filed Herewith                 Pages 6-13
                                     and between Lannett Company, Inc.
                                     and Jerome Stevens
                                     Pharmaceuticals, Inc.

99.1                                 May 5, 2004 Press Release.           Filed Herewith                 Pages 14-16




Note A: Portions of Exhibit 2.1 have been omitted pursuant to a request for confidential treatment. A complete copy of Exhibit 2.1, including redacted portions thereof, has been filed with the Securities and Exchange Commission.